SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                               February 25, 2003
Date of Report ........................................................
                     (Date of earliest event reported)


                 DaimlerChrysler Master Owner Trust
              DaimlerChrysler Wholesale Receivables LLC
.........................................................................
           (Exact name of registrant as specified in its charter)


State of Delaware                     333-73570               None
..........................................................................
(State or other jurisdiction        (Commission)         (IRS Employer
  of incorporation)                    File No.)      Identification No.)


              27777 Inkster Rd., Farmington Hills, Michigan 48334
                ..............................................
                   (Address of principal executive offices)

                                                      (248) 427-2565.
Registrant's telephone number, including area code........................

This filing relates to Registration Statement No. 333-73570.

Item 5.  Other Events.
         ------------


      In connection with the proposed offering of DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2003-A, attached as Exhibit 99 are certain materials prepared by DaimlerChrysler Wholesale Receivables LLC that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

Item 7.    Financial Statements, Pro Forma Financial Information and
           ---------------------------------------------------------
           Exhibits.
           ---------

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

      (a)  Financial statements of businesses acquired;

           None

      (b)  Pro forma financial information:

           None

      (c)  Exhibits:

           Exhibit 99



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

                               SIGNATURES
                               ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                          By: Chrysler Financial Receivables
                          Corporation, a member

                                    By:  /s/ B. C. Babbish
                                         -------------------------------------
                                         B. C. Babbish
                                         Assistant Secretary

                          DAIMLERCHRYSLER MASTER OWNER TRUST,
                          By: DaimlerChrysler Wholesale Receivables LLC, as depositor, on behalf of the trust, by Chrysler Financial Receivables Corporation, a member

                          By:  /s/ B. C. Babbish
                               -----------------------------------------------
                               B. C. Babbish
                               Assistant Secretary






Date: February 25, 2003



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

                               EXHIBIT INDEX
                               -------------

Exhibit
  No.           Description of Exhibit
--------        ----------------------

  99 Material prepared by DaimlerChrysler Wholesale Receivables LLC in connection with the issuance by DaimlerChrysler Master Owner Trust of Auto Dealer Loan Asset Backed Notes, Series 2003-A pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



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